UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.
Sugar Land, Texas 77478

(Address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 31, 2025, Applied Optoelectronics, Inc. (the “Company”) entered into a Loan and Security Agreement (the “Credit Facility”) with BOKF, NA dba BOK Financial, as agent for secured parties. The Credit Facility provides the Company with a three-year, $35 million revolving line of credit. The Credit Facility includes an accordion feature that allows the Company to request additional lender commitments in an aggregate amount not to exceed $40 million (for a total aggregate amount of $75 million) pursuant to certain conditions. Borrowings under the Credit Facility will be used for general working capital purposes and business operations.

The Company's obligations under the Credit Facility will be secured by substantially all of the Company's assets excluding assets of the Company’s foreign subsidiaries. As defined in the Loan and Security Agreement, borrowings under the Revolving Advances will bear interest at a rate equal to Term Secured Overnight Financing Rate (SOFR) plus 0.10% and the Applicable Margin, and on all other Obligations at the same rate unless otherwise agreed. The Company will make monthly payments of accrued interest, and the principal shall be repaid upon maturity.

The Credit Facility requires the Company to maintain certain financial covenants and contains representations and warranties, and events of default applicable to the Company that are customary for agreements of this type.

The foregoing description of the Credit Facility does not purport to be a complete statement of the parties’ rights and obligations under the Credit Facility and is qualified in its entirety by reference to the full text of the Loan and Security Agreement and Revolving Note, dated July 31, 2025, copies of which are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Credit Facility is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Loan and Security Agreement, dated July 31, 2025, between Applied Optoelectronics, Inc. and BOKF, NA dba BOK Financial.
10.2	Revolving Note, dated July 31, 2025, between Applied Optoelectronics, Inc. and BOKF, NA dba BOK Financial.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2025	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ David C. Kuo
	Name:	David C. Kuo
	Title:	Senior Vice President and Chief Legal Officer

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